Exhibit 10.1

THIRD SUPPLEMENTAL INDENTURE

THIRD SUPPLEMENTAL INDENTURE, dated as of March 19, 2010 (this “Third Supplemental Indenture”), among Seagate Technology International, an exempted limited liability company organized under the laws of the Cayman Islands (the “Issuer”), Seagate Technology, an exempted limited liability company organized under the laws of the Cayman Islands, the other Guarantors under the Indenture referred to below and Wells Fargo Bank, National Association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer, the Guarantors and the Trustee are party to an Indenture, dated as of May 1, 2009 (as amended, the “Indenture”), under which an aggregate principal amount of $430,000,000 of the Issuer’s 10.00% Senior Secured Second-Priority Notes due 2014 (the “Notes”) have been issued;

WHEREAS, Seagate HDD Cayman, an exempted limited liability company incorporated under the laws of the Cayman Islands (“New Cayco”), became a Guarantor under the Indenture pursuant to a supplemental indenture, dated as of March 1, 2010 (the “First Supplemental Indenture”), among the Issuer, New Cayco and the Trustee;

WHEREAS, Seagate Technology plc, a public limited company incorporated under the laws of Ireland (“Seagate Ireland”), became a Guarantor under the Indenture pursuant to a supplemental indenture, dated as of March 1, 2010 (the “Second Supplemental Indenture”), among the Issuer, Seagate Ireland and the Trustee;

WHEREAS, the Guarantee of the Notes by Seagate Ireland is secured on a second priority basis by the collateral security provided for by that certain Second Priority Debenture and Second Priority Mortgage of Shares in Seagate Technology, each dated March 1, 2010, between Seagate Ireland and Wells Fargo Bank, National Association, as Collateral Agent;

WHEREAS, pursuant to transactions encompassing the “Transaction” (as defined in the Proxy Statement of Seagate Technology, dated March 5, 2010), Seagate Technology will merge with a subsidiary of Seagate Ireland; Seagate Technology will survive such merger and will become a wholly-owned Subsidiary of Seagate Ireland;

WHEREAS, Section 9.02 of the Indenture provides that, with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Notes (the “Requisite Consents”), the Issuer and the Trustee may amend the Indenture;

WHEREAS, the Issuer has completed a consent solicitation (the “Consent Solicitation”) whereby the Issuer has obtained the Requisite Consents to amend certain sections of the Indenture (the “Amendments”);

WHEREAS, in connection with the Consent Solicitation, Holders that delivered a valid consent on a timely basis (the “Consenting Holders”) are entitled to receive a cash fee (the “Cash Fee”) with respect to the Notes in respect of which they have validly consented if the conditions to the Consent Solicitation are met;

WHEREAS, the Issuer, the Guarantors and the Trustee are entering into this Third Supplemental Indenture in order to set forth the Amendments; and

WHEREAS, this Third Supplemental Indenture has been duly authorized by all necessary corporate or other action on the part of the Issuer, the Guarantors and the Trustee.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

A R T I C L E 1

AMENDMENTS OF THE INDENTURE

Section 1.01.        First Paragraph of the Indenture.  The Issuer, the Guarantors and the Trustee hereby agree to amend the first paragraph of the Indenture, and such first paragraph is hereby amended by deleting the phrase “(the “Company”)” contained therein.

Section 1.02.        Amendment to Section 1.01 of the Indenture.  The Issuer, the Guarantors and the Trustee hereby agree to amend Section 1.01 of the Indenture, and such Section 1.01 is hereby amended by deleting the definitions of “Change of Control”, “Company” and “Guarantor” in their entirety and adding the following new definitions of “Change of Control”, “Company”, “Guarantor” and “Seagate Technology” in the appropriate alphabetical order:

“Change of Control” means:

(1)           any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than, in the case of the Issuer, the Company, Seagate Technology, Seagate HDD or any other Wholly Owned Restricted Subsidiary) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (1) such person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company or the Issuer (for purposes of this clause (1), a person shall be deemed to beneficially own any Voting Stock of a person (the “specified person”) held by any other person (the “parent entity”) so long as such person is the beneficial owner (as defined in this clause (1)), directly or indirectly, of more than 50% of the voting power of the Voting Stock of the parent entity);

(2)           individuals who on the Issue Date constituted the board of directors of the Company (which for purposes of this clause (2) shall be deemed to be directors of Seagate Technology as of the Issue Date) or the Issuer, as applicable (together with any new directors whose election by such board of directors of the Company or the Issuer or whose nomination for election by the shareholders of the Company or the Issuer was approved by a vote of a majority of the directors of the Company or the Issuer then still in office who were either directors on the Issue Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Company or the Issuer then in office;

(3)           the adoption of a plan relating to the liquidation or dissolution of the Company or the Issuer; or

(4)           the merger or consolidation of the Company or the Issuer with or into another Person or the merger of another Person with or into the Company or the Issuer, or the sale of all or substantially all the assets of the Company or the Issuer (determined on a consolidated basis) to another Person, other than a transaction following which, in the case of a merger or consolidation transaction, holders of securities that represented 100% of the Voting Stock of the Company or the Issuer immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction and in substantially the same proportion as before the transaction.

“Company” means Seagate Technology plc, a company incorporated under the laws of Ireland, or any successor obligor to its obligations under the Indenture and the Notes pursuant to Article 5; provided that “Company” shall mean Seagate Technology in connection with any reference in the Indenture relating to the “Company” (1) in clause (a) of the definition of “Deferred Compensation Plans”, (2) as a party to any agreement or debt instrument in effect as of the Issue Date or (3) when measuring Consolidated Total Assets as of the last day of a fiscal period for which Seagate Technology plc was not a parent company of Seagate Technology.

“Guarantor” means the Company, Seagate Technology and each other Restricted Subsidiary that Guarantees the Notes in existence on the Issue Date or executes a supplemental indenture in the form of Exhibit B to the Indenture providing for the Guarantee of the payment of the Notes, or any successor obligor under its Note Guaranty pursuant to Article 5, in each case unless and until such Guarantor is released from its Note Guaranty pursuant to the Indenture.

“Seagate Technology” means Seagate Technology, an exempted limited liability company organized under the laws of the Cayman Islands.

Section 1.03.        Amendment to Section 5.01(a) of the Indenture.  The Issuer, the Guarantors and the Trustee hereby agree to amend clause (1) of Section 5.01(a) of the Indenture, and such clause (1) of Section 5.01(a) is hereby amended by deleting such clause in its entirety and inserting in lieu thereof the following new clause (1):

“(1)         either (x) the Company or the Issuer (as applicable) is the continuing Person or (y) the resulting, surviving or transferee Person is a corporation organized (or incorporated) and validly existing under the laws of Ireland (in the case of the Company), the Cayman Islands or the United States of America or any jurisdiction thereof and expressly assumes by supplemental indenture all of the obligations of the Company or the Issuer, as applicable, under the Indenture, the Notes and the Security Agreements;”

Section 1.04.        Miscellaneous Amendment to the Indenture.  Notwithstanding any provision in the Indenture to the contrary, the transactions encompassing the “Transaction” (as defined in the Proxy Statement of Seagate Technology, dated March 5, 2010), whereby Seagate Technology plc will become the parent company of Seagate Technology, shall be permitted under the Indenture and shall not cause a Default or an Event of Default under the Indenture or the Notes.  For avoidance of any doubt, Seagate Technology will remain a Guarantor under the Indenture.

A R T I C L E 2

MISCELLANEOUS

Section 2.01.        Ratification of Indenture, Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture, the First Supplemental Indenture and the Second Supplemental Indenture are in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  Upon the execution and delivery of this Third Supplemental Indenture by the Issuer, the Guarantors and the Trustee, the Indenture shall be supplemented in accordance herewith, this Third Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

Notwithstanding the foregoing, the Amendments set forth herein will have no effect, and this Third Supplemental Indenture shall be null and void, if (a) the Cash Fee is not paid to the Consenting Holders in accordance with the terms and conditions of the Consent Solicitation or (b) the transactions encompassing the “Transaction” (as defined in the Proxy Statement of Seagate Technology, dated March 5, 2010) have not occurred.

Section 2.02.        Governing Law.  THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 2.03.        Trustee Makes No Representation.  The Trustee makes no representation as to the validity or sufficiency of this Third Supplemental Indenture.

Section 2.04.        Severability Clause.  In case any provision of this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.05.        Counterparts.  The parties may sign any number of copies of this Third Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

Section 2.06.        Definitions, Effect of Headings.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.  The section headings herein are for convenience only and shall not effect the construction thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first written above.

SEAGATE TECHNOLOGY INTERNATIONAL as Issuer

By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:	/s/ Maddy Hall
	Name:	Maddy Hall
	Title:	Vice President

SEAGATE TECHNOLOGY as a Guarantor

By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	SVP, Secretary & General Counsel

MAXTOR GLOBAL LTD. as a Guarantor

By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Director

SEAGATE TECHNOLOGY HDD HOLDINGS as a Guarantor

By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Director

[Signature Page to Third Supplemental Indenture]

SEAGATE TECHNOLOGY (IRELAND) as a Guarantor

By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Director

SEAGATE TECHNOLOGY MEDIA (IRELAND) as a Guarantor

By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Director

SEAGATE INTERNATIONAL (JOHOR) SDN. BHD. as a Guarantor

By:	/s/ Stephen P. Sedler
	Name:	Stephen P. Sedler
	Title:	Assistant Secretary

PENANG SEAGATE INDUSTRIES (M) SDN. BHD. as a Guarantor

By:	/s/ Patrick J. O’Malley III
	Name:	Patrick J. O’Malley III
	Title:	Director

SEAGATE SINGAPORE INTERNATIONAL HEADQUARTERS PTE. LTD. as a Guarantor

By:	/s/ Patrick J. O’Malley III
	Name:	Patrick J. O’Malley III
	Title:	Director

SEAGATE TECHNOLOGY (THAILAND) LIMITED as a Guarantor

By:	/s/ Patrick J. O’Malley III
	Name:	Patrick J. O’Malley III
	Title:	Director

[Signature Page to Third Supplemental Indenture]

SEAGATE TECHNOLOGY (US) HOLDINGS, INC. as a Guarantor

By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Secretary & General Counsel

i365 INC. as a Guarantor

By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Assistant Secretary

SEAGATE TECHNOLOGY LLC as a Guarantor

By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	SVP, Secretary & General Counsel

SEAGATE HDD CAYMAN as a Guarantor

By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Director

[Signature Page to Third Supplemental Indenture]

GIVEN under the Common Seal of

SEAGATE TECHNOLOGY PLC

as a Guarantor

in the presence of:

/s/ Kenneth M. Massaroni
DIRECTOR

/s/ Patrick J. O’Malley III
DIRECTOR

Witness signature:	/s/ Saralyn Brown

Name: Saralyn Brown

Address: 920 Disc Drive, Scotts Valley, CA 95066

Occupation: Executive Assistant

[Signature Page to Third Supplemental Indenture]